SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549
                            __________________________

                                     FORM 8-K


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February 13, 2003

                        Berry Petroleum Company
           (Exact name of registrant as specified in its charter)

Delaware                     1-9735                                77-0079387
 (State or other           (Commission                     IRS Employer
jurisdiction of             File Number)                  Identification No.
incorporation)


       5201 Truxtun Avenue, Suite 300 Bakersfield, CA  93309
                      (Address of principal executive offices)

Registrant's telephone number, including area code (661) 616-3900


                                               N/A
         (Former name or former address, if changed since last report)




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Item 5. Other Events

     On February 13, 2003, Berry Petroleum Company, a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

Exhibits

99.1   Press Release of Berry Petroleum Company dated
February 13, 2003.



                                  SIGNATURE
   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            BERRY PETROLEUM COMPANY



                               By     /s/ Kenneth A. Olson
                               Name:    Kenneth A. Olson
                               Title:     Corporate Secretary and Treasurer

February 13, 2003



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